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                                                                 EXHIBIT (a)(18)

                               AMENDMENT NO. 14 TO
                    AMENDED AND RESTATED DECLARATION OF TRUST
                       OF NICHOLAS-APPLEGATE MUTUAL FUNDS

                  THIS AMENDMENT NO. 14 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF NICHOLAS-APPLEGATE MUTUAL FUNDS is made as of the 16th day of May, 1997 by the undersigned, constituting a majority of the Trustees of the Trust.

                  WHEREAS, the Amended and Restated Declaration of Trust of the Trust adopted as of December 17, 1992, as heretofore amended, designated certain series of Interests of the Trust; and

                  WHEREAS, the undersigned wish to designate as additional series of Interests of the Trust the Nicholas-Applegate Large Cap Growth Portfolios A, B and C and the Nicholas-Applegate Large Cap Growth Qualified Portfolio;

                  NOW THEREFORE, the Board of Trustees hereby amends the first sentence of Section 8.8 of the Amended and Restated Declaration of Trust of the Trust to read in full as follows:

                 "Without limiting the authority of the Trustees set forth in this Section 8.8 to establish and designate any further series, the Trustees hereby establish and designate fifty-nine series, as follows:

         Nicholas-Applegate Core Growth Portfolio A
         Nicholas-Applegate Core Growth Portfolio B
         Nicholas-Applegate Core Growth Portfolio C
         Nicholas-Applegate Core Growth Institutional Portfolio Nicholas-Applegate Core Growth Qualified Portfolio Nicholas-Applegate Government Income Portfolio A Nicholas-Applegate Government Income Portfolio B Nicholas-Applegate Government Income Portfolio C Nicholas-Applegate Government Income Institutional Portfolio Nicholas-Applegate Government Income Qualified Portfolio Nicholas-Applegate Income & Growth Portfolio A Nicholas-Applegate Income & Growth Portfolio B Nicholas-Applegate Income & Growth Portfolio C Nicholas-Applegate Income & Growth Institutional Portfolio Nicholas-Applegate Income & Growth Qualified Portfolio Nicholas-Applegate Balanced Growth Portfolio A Nicholas-Applegate Balanced Growth Portfolio B Nicholas-Applegate Balanced Growth Portfolio C

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         Nicholas-Applegate Balanced Growth Institutional Portfolio
         Nicholas-Applegate Balanced Growth Qualified Portfolio Nicholas-Applegate Worldwide Growth Portfolio A Nicholas-Applegate Worldwide Growth Portfolio B Nicholas-Applegate Worldwide Growth Portfolio C Nicholas-Applegate Worldwide Growth Institutional Portfolio Nicholas-Applegate Worldwide Growth Qualified Portfolio Nicholas-Applegate Emerging Growth Portfolio A Nicholas-Applegate Emerging Growth Portfolio B Nicholas-Applegate Emerging Growth Portfolio C Nicholas-Applegate Emerging Growth Institutional Portfolio Nicholas-Applegate Emerging Growth Qualified Portfolio Nicholas-Applegate International Small Cap Growth Portfolio A Nicholas-Applegate International Small Cap Growth Portfolio B Nicholas-Applegate International Small Cap Growth Portfolio C Nicholas-Applegate International Small Cap Growth Institutional
                  Portfolio
         Nicholas-Applegate International Small Cap Growth Qualified
                  Portfolio
         Nicholas-Applegate Money Market Portfolio
         Nicholas-Applegate Money Market Institutional Portfolio Nicholas-Applegate Emerging Countries Portfolio A Nicholas-Applegate Emerging Countries Portfolio B Nicholas-Applegate Emerging Countries Portfolio C Nicholas-Applegate Emerging Countries Institutional Portfolio Nicholas-Applegate Emerging Countries Qualified Portfolio Nicholas-Applegate Global Growth & Income Portfolio A Nicholas-Applegate Global Growth & Income Portfolio B Nicholas-Applegate Global Growth & Income Portfolio C Nicholas-Applegate Global Growth & Income Institutional
                  Portfolio
         Nicholas-Applegate Global Growth & Income Qualified
                  Portfolio
         Nicholas-Applegate Short-Intermediate Institutional Fixed Income
                  Portfolio
         Nicholas-Applegate Fully Discretionary Institutional Fixed
                  Income Portfolio
         Nicholas-Applegate Mini-Cap Growth Institutional Portfolio Nicholas-Applegate Value Institutional Portfolio Nicholas-Applegate High Yield Bond Institutional Portfolio Nicholas-Applegate Strategic Income Institutional Portfolio Nicholas-Applegate Large Cap Growth Portfolio A Nicholas-Applegate Large Cap Growth Portfolio B Nicholas-Applegate Large Cap Growth Portfolio C Nicholas-Applegate Large Cap Growth Institutional Portfolio Nicholas-Applegate Large Cap Growth Qualified Portfolio Nicholas-Applegate International Core Growth Portfolio A Nicholas-Applegate International Core Growth Portfolio B Nicholas-Applegate International Core Growth Portfolio C

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         Nicholas-Applegate International Core Growth Institutional
                    Portfolio
         Nicholas-Applegate International Core Growth Qualified Portfolio

                   IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Arthur B. Laffer                     /s/ Fred C. Applegate
---------------------------              -------------------------------------
Arthur B. Laffer                         Fred C. Applegate

/s/ Charles E. Young
--------------------------
Charles E. Young

                                       -3-